Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.

Seeks current income exempt from federal and California state income taxes and the federal alternative minimum tax

PROSPECTUS October 1, 2007
As Revised, May 7, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BNY MELLON ASSET MANAGEMENT

Dreyfus

Contents

The Fund

Goal/Approach	1
Main Risks	2
Past Performance	4
Expenses	5
Management	6
Financial Highlights	8

Your Investment

Shareholder Guide	12
Distributions and Taxes	19
Services for Fund Investors	20
Instructions for Regular Accounts	22

For More Information

See back cover.

The Fund

Dreyfus Premier California
AMT-Free Municipal Bond Fund, Inc.

Ticker Symbols	Class A: DCAAX
Class B: DCABX
Class C: DCACX
Class Z: DRCAX

GOAL/APPROACH

The fund seeks as high a level of current income, exempt from federal and California state income taxes, as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus.The fund may invest up to 20% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity. In addition, the fund may invest temporarily in high quality, taxable money market instruments, and/or municipal obligations that pay income exempt only from federal income tax, including when the fund manager believed acceptable California municipal obligations are not available for investment.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

The fund may, but is not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage interest rate risk, or as part of a hedging strategy.The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (“inverse floaters”) and may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today. Inverse floaters are created by depositing municipal bonds in a trust which divides the bond’s income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which received interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

Concepts to understand

Municipal bonds: debt securities that provide income free from federal income tax, and state income tax if you live in the issuing state. Municipal bonds are typically of two types:

  general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power revenue bonds, which are payable from the revenue derived from a specific revenue source, such as charges for water and sewer service or highway tolls

Dollar-weighted average maturity: an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer’s, and/or any credit enhancer’s, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer’s, and/or any credit enhancer’s, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

The Fund 1

MAIN RISKS

The fund’s principal risks are discussed below. The value of your investment in the fund will fluctuate, which means you could lose money.

  Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates.
  Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price.The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.
  Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an invest- ment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of the fund’s “callable” issues are subject to increased price fluctuation.
  Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in investment grade bonds, it may invest to a limited extent in high yield (“junk”) bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments.
  The prices of high yield bonds can fall dramati- cally in response to bad news about the issuer or its industry, or the economy in general.
  Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.
  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically.
  State-specific risk. The fund is subject to the risk that California’s economy, and the revenues underlying its municipal bonds, may decline.
  Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.
  Market sector risk. The fund’s overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. The fund may significantly overweight or underweight certain industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those industries or sec- tors.
  Leveraging risk. The use of leverage, such as lend- ing portfolio securities, entering into futures con- tracts, engaging in forward commitment transac- tions and investing in inverse floaters, may cause taxable income and may magnify the fund’s gains or losses.
  Tax risk. To be tax-exempt, municipal bonds gen- erally must meet certain regulatory requirements.
  Although the fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal and California state income taxes, if any such municipal bond fails to meet these reg- ulatory requirements, the interest received by the fund from its investment in such bonds and dis- tributed to fund shareholders will be taxable.
2

  Derivatives risk. The fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), swaps and inverse floaters. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on the fund’s per- formance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underly- ing assets. Derivatives can be highly volatile, illiq- uid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.
  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms.
  Non-diversification risk. The fund is non-diversi- fied, which means that a relatively high percent- age of the fund’s assets may be invested in a lim- ited number of issuers.Therefore, the fund’s per- formance may be more vulnerable to changes in the market value of a single issuer or a group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Fund 3

PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund.The bar chart shows changes in the performance of the fund’s Class Z shares from year to year. The table compares the average annual total returns of each of the fund’s share classes to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-California-specific municipal bonds. Class Z shares are not subject to a sales charge, whereas Class A, B and C shares are subject to sales charges which are reflected in the table. All returns assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) is no guarantee of future results. Performance for each share class will vary from the performance of the fund’s other share classes due to differences in charges and expenses. Class Z shares generally are not available for new accounts.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund’s other share classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average annual total returns as of 12/31/06

Share class/				Since
inception date	1 Year	5 Years	10 Years	inception

Class Z (7/26/83)
returns before taxes	4.85%	5.31%	5.40%	—

Class Z
returns after taxes
on distributions	4.84%	5.19%	5.27%	—

Class Z
returns after taxes
on distributions and
sale of fund shares	4.64%	5.11%	5.23%	—

Class A (10/21/04)
returns before taxes	-0.15%	—	—	1.87%

Class B (10/21/04)
returns before taxes	0.11%	—	—	2.21%

Class C (10/21/04)
returns before taxes	2.77%	—	—	3.26%

Lehman Brothers
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	4.84%	5.53%	5.76%	4.03%

*Unlike the fund, the Lehman Index is not composed of bonds of a single state.

What this fund is — and isn’t

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

4

EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table
	Class A	Class B*	Class C	Class Z

Shareholder transaction fees (fees paid from your account)
Maximum front-end sales charge on purchases
% of offering price	4.50	none	none	none
Maximum contingent deferred sales charge (CDSC)
% of purchase or sale price, whichever is less	none**	4.00	1.00	none

Annual fund operating expenses (expenses paid from fund assets)
% of average daily net assets
Management fees	.60	.60	.60	.60
Rule 12b-1 fee	none	.50	.75	none
Shareholder services fee	.25	.25	.25	.04
Other expenses	.08	.10	.09	.07
Interest expense***	.13	.13	.13	.13

Total	1.06	1.58	1.82	.84

*	Class B shares of the fund are available only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.

**	Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

***	“Interest expense” represents for accounting purposes interest expense associated with the fund’s investment in inverse floaters. Not shown in the table is the addi- tional income generated by these investments which amounted approximately to the interest expense as shown.

Expense example
	1 Year	3 Years	5 Years	10 Years

Class A	$553	$772	$1,008	$1,686
Class B
with redemption	$561	$799	$1,060	$1,612 †
without redemption	$161	$499	$860	$1,612 †
Class C
with redemption	$285	$573	$985	$2,137
without redemption	$185	$573	$985	$2,137
Class Z	$86	$268	$466	$1,037

† Assumes conversion of Class B to Class A at end of the sixth year following the date of purchase.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to Dreyfus for managing the fund’s portfolio and assisting in all aspects of the fund’s operations.

Rule 12b-1 fee: the fee paid to the fund’s distributor for financing the sale and distribution of Class B and Class C shares. Because this fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder services fee: a fee of 0.25% paid to the fund’s distributor with respect to Class A, B and C shares and a fee of up to 0.25% used to reimburse the fund’s distributor with respect to Class Z shares for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.

The Fund 5

MANAGEMENT

Investment adviser

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $223 billion in approximately 180 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s annual report for the fiscal year ended May 31, 2007. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 37 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $18 trillion in assets under custody and administration and $1 trillion in assets under management, and it services more than $11 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.This approach is designed to provide each fund with a distinct, stable identity.

Joseph P. Darcy has been the fund’s primary portfolio manager since January 1996 and has been a portfolio manager at Dreyfus since May 1994.The fund’s Statement of Additional Information (SAI) provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of fund shares.

Distributor

The fund’s distributor is MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those intermediaries. Because those payments are not made by you or the fund, the fund’s total expense ratio will not be affected by any such payments. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs.These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Code of ethics

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures.The primary purpose of the code is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

The Fund 7

FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. “Total Return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

		Year Ended May 31,
Class A shares	2007	2006	2005 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.62	15.00	14.97
Investment operations: Investment income — net [2]	.57	.58	.34
Net realized and unrealized gain (loss) on investments	.11	(.37)	.12
Total from investment operations	.68	.21	.46
Distributions: Dividends from investment income — net	(.57)	(.58)	(.34)
Dividends from net realized gain on investments	(.01)	(.01)	(.09)
Total distributions	(.58)	(.59)	(.43)
Net asset value, end of period	14.72	14.62	15.00
Total Return (%) [3]	4.75	1.44	3.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.04 [4]	1.03 [4,5]
Ratio of net expenses to average net assets	1.05	1.01 [4]	1.02 [4,5]
Ratio of net investment income to average net assets	3.87	3.90	3.77 [5]
Portfolio turnover rate	43.68	35.92	38.73
Net assets, end of period ($ x 1,000)	95,698	81,579	87,976

[1] From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

8

		Year Ended May 31,
Class B shares	2007	2006	2005 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.62	15.00	14.97
Investment operations: Investment income — net [2]	.49	.50	.30
Net realized and unrealized gain (loss) on investments	.12	(.37)	.12
Total from investment operations	.61	.13	.42
Distributions: Dividends from investment income — net	(.50)	(.50)	(.30)
Dividends from net realized gain on investments	(.01)	(.01)	(.09)
Total distributions	(.51)	(.51)	(.39)
Net asset value, end of period	14.72	14.62	15.00
Total Return (%) [3]	4.20	.93	2.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.58	1.56 [4]	1.54 [4,5]
Ratio of net expenses to average net assets	1.58	1.51 [4]	1.51 [4,5]
Ratio of net investment income to average net assets	3.35	3.39	3.29 [5]
Portfolio turnover rate	43.68	35.92	38.73
Net assets, end of period ($ x 1,000)	5,411	6,626	9,534

[1] From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

The Fund 9

FINANCIAL HIGHLIGHTS (continued)

		Year Ended May 31,
Class C shares	2007	2006	2005 [1]

Per-Share Data ($):
Net asset value, beginning of period	14.62	15.00	14.97
Investment operations: Investment income — net [2]	.46	.46	.27
Net realized and unrealized gain (loss) on investments	.11	(.37)	.12
Total from investment operations	.57	.09	.39
Distributions: Dividends from investment income — net	(.46)	(.46)	(.27)
Dividends from net realized gain on investments	(.01)	(.01)	(.09)
Total distributions	(.47)	(.47)	(.36)
Net asset value, end of period	14.72	14.62	15.00
Total Return (%) [3]	3.95	.67	2.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.82	1.80 [4]	1.77 [4,5]
Ratio of net expenses to average net assets	1.81	1.77 [4]	1.76 [4,5]
Ratio of net investment income to average net assets	3.10	3.13	3.01 [5]
Portfolio turnover rate	43.68	35.92	38.73
Net assets, end of period ($ x 1,000)	4,451	3,054	2,867

[1] From October 21, 2004 (commencement of initial offering) to May 31, 2005.
[2] Based on average shares outstanding at each month end.
[3] Exclusive of sales charge.
[4] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.
[5] Annualized.

10

		Year Ended May 31,
Class Z shares	2007	2006	2005	2004	2003

Per-Share Data ($)
Net asset value, beginning of period	14.61	15.00	14.39	15.28	14.60
Investment operations: Investment income — net [1]	.61	.61	.58	.58	.63
Net realized and unrealized
gain (loss) on investments	.11	(.38)	.71	(.76)	.83
Total from investment operations	.72	.23	1.29	(.18)	1.46
Distributions: Dividends from investment
income — net	(.61)	(.61)	(.59)	(.57)	(.63)
Dividends from net realized
gain on investments	(.01)	(.01)	(.09)	(.14)	(.15)
Total distributions	(.62)	(.62)	(.68)	(.71)	(.78)
Net asset value, end of period	14.71	14.61	15.00	14.39	15.28
Total Return (%)	4.97	1.57	9.10	(1.16)	10.30

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.84	.81 [2]	.78 [2]	.73 [2]	.75 [2]
Ratio of net expenses to average net assets	.83	.81 [2]	.78 [2]	.73 [2]	.75 [2]
Ratio of net investment income to
average net assets	4.09	4.10	3.96	3.93	4.27
Portfolio turnover rate	43.68	35.92	38.73	56.87	47.21

Net assets, end of period ($ x 1,000)	1,125,008	1,155,038	1,237,623	1,004,253	1,140,398

[1] Based on average shares outstanding at each month end.
[2] Ratio of total expenses to average net assets and ratio of net expenses to average net assets for certain periods have been restated, as noted.This restatement has no impact on the fund’s previously reported net assets, net investment income, net asset value or total return.

The Fund 11

Your Investment

SHAREHOLDER GUIDE

The Dreyfus Premier Funds are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser.Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C and Z shares of the fund.

The fund’s Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other funds advised by Dreyfus or by Founders Asset Management, LLC (Founders), an indirect subsidiary of Dreyfus, or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.

Deciding which class of shares to buy —Class A, C and Z

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

When you invest in Class A shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees. Each class is subject to a shareholder service fee. Class Z shares are available only to investors that have continuously held shares of Class Z since the date the fund’s shares were classified as Class Z, and to shareholders who received Class Z shares in exchange for shares of certain funds that merged into the fund.

A more complete description of each of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

	Class A	Class C	Class Z*

Initial sales charge	up to 4.50%	none	none

Ongoing distribution fee
(Rule 12b-1 fee)	none	0.75%	none

Ongoing shareholder service fee	0.25%	0.25%	up to 0.25%

Contingent deferred sales charge	1% on sale of	1% on sale of	none
	shares bought	shares held for
	within one year	one year or less
without an initial
sales charge as
part of an
investment of
$1 million
or more

Conversion feature	no	no	no

Recommended purchase maximum	none	$1 million	none

* Class Z shares generally are not available for new accounts.

12

Class A share considerations

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See “Sales charge reductions and waivers.”)

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

  plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class Z shares), Class A shares will always be the most advantageous choice.

Class A sales charges

	Sales charge	Sales charge
	as a % of	as a % of
Purchase amount	offering price	NAV

Less than $50,000	4.50%	4.70%
$50,000 to $99,999	4.00%	4.20%
$100,000 to $249,999	3.00%	3.10%
$250,000 to $499,999	2.50%	2.60%
$500,000 to $999,999	2.00%	2.00%
$1 million or more *	none	none

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales charge reductions and waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Premier Funds or Dreyfus Founders Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.drey-fus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

  Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds that are subject to a sales charge.
  For example, if you have $1 million invested in shares of certain other Dreyfus Premier Funds or Dreyfus Founders Funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privi- lege at any time on written notice.
  Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Premier Funds or Dreyfus Founders Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous pur- chases toward your goal.Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

Your Investment 13

SHAREHOLDER GUIDE (continued)

  Combine with family members. You can also count toward the amount of your investment all invest- ments in certain other Dreyfus Premier Funds or Dreyfus Founders Funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.
  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

  full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates board members of Dreyfus and board members of the Dreyfus Family of Funds full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor
  “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus-managed fund, including the fund, or a Founders-managed fund since on or before February 28, 2006 investors with the cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus- managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the quality group has entered into an affinity agreement with the distributor

Class C share considerations

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, you will pay ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares.

Because Class A shares will always be a more favorable investment than Class C for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Class Z share considerations

Class Z shares generally are not available for new accounts.

Class Z shares generally are offered only to shareholders who received Class Z shares in exchange for their shares of certain other Dreyfus-managed funds as a result of the reorganization of such funds and to existing shareholders of the fund who have continuously maintained a fund account since the date the fund’s shares were classified as Class Z.

Class B share considerations

Class B shares sold within six years of purchase are subject to the following CDSCs:

Class B sales charges

CDSC as a % of
For shares	amount redeemed
sold in the:	subject to the charge

First year	4.00%
Second year	4.00%
Third year	3.00%
Fourth year	3.00%
Fifth year	2.00%
Sixth year	1.00%
Thereafter	none

Class B shares also are subject to an annual Rule 12b-1 fee.

Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased.

CDSC waivers

The CDSC on Class A, B and C shares may be waived in the following cases:

  permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased redemptions made within one year of death or disability of the shareholder redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2 redemptions of Class B or Class C shares made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

Buying shares

NAV of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

Orders to buy and sell shares received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

When calculating its NAV, the fund’s investments generally are valued by an independent pricing service approved by the fund’s board.The pricing service’s procedures are reviewed under the general supervision of the board. If valuations for investments (received from the pricing service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with the procedures approved by the fund’s board. Fair value of investments may be done by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Your Investment 15

SHAREHOLDER GUIDE (continued)

Investments in certain municipal bonds and thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbi-trage opportunities they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders.While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Your Investment — Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Minimum investments
	Initial	Additional

Regular accounts	$1,000	$100

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Key concept

Net asset value (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its existing shares outstanding. The fund’s shares are offered at NAV, but Class A shares are subject to a front-end sales charge and Class B and Class C shares generally are subject to higher annual operating expenses and a CDSC.

Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request.Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

  if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

Limitations on selling shares
by phone or online

Proceeds	Minimum	Maximum
sent by	phone/online	phone/online

Check*	no minimum	$250,000 per day

Wire	$1,000	$500,000 for joint
		accounts every 30 days/
		$20,000 per day

Dreyfus	$500	$500,000 for joint
TeleTransfer		accounts every 30 days/
		$20,000 per day

* Not available online on accounts whose address has been changed within the last 30 days.

Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

General policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors.

Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

  delay sending out redemption proceeds for up to seven days (generally applies only during unusu- al market conditions or in cases of very large redemptions or excessive trading)
  “redeem in kind,” or make payments in securi- ties rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)
  refuse any purchase or exchange request, includ- ing those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

Your Investment 17

SHAREHOLDER GUIDE (continued)

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Dreyfus monitors selected transactions to identify frequent trading.When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus, Dreyfus Founders and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control.These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

To the extent that the fund significantly invests in thinly traded municipal bonds, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by Dreyfus generally are not considered to be frequent trading.

Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

DISTRIBUTIONS AND TAXES

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and California state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For California personal income tax purposes, distributions derived from interest on municipal securities of California issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from California state income tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California state personal income tax.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax advisor before investing.

Your Investment 19

SERVICES FOR FUND INVESTORS

If you purchased fund shares through a third party, the third party may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

Buying or selling shares automatically is easy with the services described below.With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611. Holders of Class Z shares should call 1-800-645-6561.

For investing

Dreyfus Automatic	For making automatic investments
Asset Builder®	from a designated bank account.

Dreyfus Payroll	For making automatic investments
Savings Plan	through a payroll deduction.

Dreyfus Government	For making automatic investments
Direct Deposit	from your federal employment,
Privilege	Social Security or other regular
federal government check.

Dreyfus Dividend	For automatically reinvesting the
Sweep	dividends and distributions from
the fund into another Dreyfus fund
or certain Dreyfus Founders funds
(not available for IRAs).

For exchanging shares

Dreyfus Auto-	For making regular exchanges
Exchange Privilege	from the fund into another
Dreyfus fund or certain
Dreyfus Founders funds.

For selling shares

Dreyfus Automatic	For making regular withdrawals
Withdrawal Plan	from most Dreyfus funds. There will
be no CDSC on Class B or Class C
shares, as long as the amount of any
withdrawal does not exceed on an
annual basis 12% of the greater of
the account value at the time of the
first withdrawal under the plan,
or at the time of the subsequent
withdrawal.

Checkwriting privilege (Classes A and Z only)

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more.These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange shares worth $500 or more from one class of the fund into the same class of another Dreyfus Premier fund or Dreyfus Founders fund. You can also exchange Class Z shares into shares of certain other Dreyfus funds and Class B shares into Class B shares of General Money Market Fund, Inc.You can request your exchange by contacting your financial representative. Class Z shareholders also may request an exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available).Although there is currently no fee for exchanges, you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Dreyfus Express® voice-activated account access (Class Z only)

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more —when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Reinvestment privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

Every fund investor automatically receives regular account statements.You’ll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Your Investment 21

INSTRUCTIONS FOR **REGULAR ACCOUNTS**

In Writing

TO OPEN AN ACCOUNT

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and a check to:
Name of Fund
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

TO SELL SHARES

Write a redemption check (Class A and Z only) **or** write a letter of instruction that includes:

- your name(s) and signature(s)
- your account number
- the fund name
- the share class
- the dollar amount you want to sell
- how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies – Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 55268, Boston, MA 02205-8502
Attn: Institutional Processing

By Telephone

TO OPEN AN ACCOUNT

Wire Call to request an account application and an account number. Have your bank send your investment to The Bank of New York, with these instructions:

- ABA# 021000018
- DDA# 8900480025
- the fund name
- the share class
- your account number
- name(s) of investor(s)
- dealer number if applicable

Return your application with the account number on the application.

TO ADD TO AN ACCOUNT

Wire Have your bank send your investment to The Bank of New York, with these instructions:

- ABA# 021000018
- DDA# 8900480025
- the fund name
- the share class
- your account number
- name(s) of investor(s)
- dealer number if applicable

Electronic check Same as wire, but insert "111" before your 14-digit account number.

Dreyfus TeleTransfer Request Dreyfus TeleTransfer on your application. Call to request your transaction.

TO SELL SHARES

Wire Call a financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

Dreyfus TeleTransfer Call a financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

Check Call a financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. **1-800-554-4611.**

Class Z shareholders should call **1-800-645-6561.**

Make checks payable to: **The Dreyfus Family of Funds.**

Concepts to understand

Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

22

INSTRUCTIONS FOR **REGULAR ACCOUNTS** (continued)

TO OPEN AN ACCOUNT	TO ADD TO AN ACCOUNT	TO SELL SHARES
Online (www.dreyfus.com)		
———	**Dreyfus TeleTransfer** Request Dreyfus TeleTransfer on your application. Visit **www.dreyfus.com** to request your transaction.	**Wire** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank. **Dreyfus TeleTransfer** Visit **www.dreyfus.com** to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check. **Check** Visit **www.dreyfus.com** to request your transaction. A check will be sent to the address of record.
Automatically		
With an initial investment Indicate on your application which automatic service(s) you want. Return your application with your investment.	**All services** Call a financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.	**Dreyfus Automatic Withdrawal Plan** Call a financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like. Be sure to maintain an account balance of $5,000 or more.

Your Investment 23

NOTES

NOTES

For More Information

To obtain information:

By telephone

Call your financial representative or 1-800-554-4611 Holders of Class Z shares should call 1-800-645-6561

By mail Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

On the Internet Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc. SEC file number: 811-3757

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year.The fund’s most recent annual and semi-annual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

© 2008 MBSC Securities Corporation